                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR
                          Certified Shareholder Report
                of Registered Management Investment Companies

                                    811-2677

                      (Investment Company Act File Number)

                  Federated Municipal Securities Fund, Inc.
       ---------------------------------------------------------------

             (Exact Name of Registrant as Specified in Charter)

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000

                                 (412) 288-1900
                         (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                            Federated Investors Tower
                               1001 Liberty Avenue
                       Pittsburgh, Pennsylvania 15222-3779
                   (Name and Address of Agent for Service)
              (Notices should be sent to the Agent for Service)

                        Date of Fiscal Year End: 3/31/06

             Date of Reporting Period: Fiscal year ended 3/31/06
                                       -------------------------

Item 1.     Reports to Stockholders

Federated
World-Class Investment Manager

Federated Municipal Securities Fund, Inc.

Established 1976

29TH ANNUAL SHAREHOLDER REPORT

March 31, 2006

Class A Shares
Class B Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND FUND OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights-Class a Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.65	$10.83	$10.75	$10.22	$10.45
Income From Investment Operations:
Net investment income	0.46 [1]	0.45	0.43 [1]	0.47 [1]	0.47
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.05)	(0.17)	0.08	0.53	(0.23)
TOTAL FROM INVESTMENT OPERATIONS	0.41	0.28	0.51	1.00	0.24
Less Distributions:
Distributions from net investment income	(0.47)	(0.46)	(0.43)	(0.47)	(0.47)
Net Asset Value, End of Period	$10.59	$10.65	$10.83	$10.75	$10.22
Total Return [2]	3.93%	2.64%	4.88%	9.91%	2.31%

Ratios to Average Net Assets:
Net expenses	0.84%	0.85%	0.85%	0.85%	0.86%
Net investment income	4.31%	4.14%	4.03%	4.41%	4.52%
Expense waiver/reimbursement [3]	0.14%	0.14%	0.14%	0.14%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$436,026	$423,632	$467,681	$466,097	$450,049
Portfolio turnover	25%	30%	46%	54%	35%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

3 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$10.65		$10.83		$10.75		$10.22	$10.45
Income From Investment Operations:
Net investment income	0.37	[1]	0.38		0.34	[1]	0.37 [1]	0.38
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.05)		(0.20)		0.08		0.53	(0.23)
TOTAL FROM INVESTMENT OPERATIONS	0.32		0.18		0.42		0.90	0.15
Less Distributions:
Distributions from net investment income	(0.38)		(0.36)		(0.34)		(0.37)	(0.38)
Net Asset Value, End of Period	$10.59		$10.65		$10.83		$10.75	$10.22
Total Return [2]	3.01%		1.73%		3.95%		8.94%	1.41%

Ratios to Average Net Assets:
Net expenses	1.73%		1.74%		1.74%		1.74%	1.75%
Net investment income	3.41%		3.25%		3.14%		3.52%	3.63%
Expense waiver/reimbursement [3]	0.00	% [4]	0.00	% [4]	0.00	% [4]	--	--
Supplemental Data:
Net assets, end of period (000 omitted)	$33,002		$43,150		$60,714		$77,381	$71,429
Portfolio turnover	25%		30%		46%		54%	35%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

3 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

4 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$10.65		$10.83		$10.75		$10.22	$10.45
Income From Investment Operations:
Net investment income	0.37	[1]	0.35		0.34	[1]	0.37 [1]	0.38
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.05)		(0.17)		0.08		0.53	(0.23)
TOTAL FROM INVESTMENT OPERATIONS	0.32		0.18		0.42		0.90	0.15
Less Distributions:
Distributions from net investment income	(0.38)		(0.36)		(0.34)		(0.37)	(0.38)
Net Asset Value, End of Period	$10.59		$10.65		$10.83		$10.75	$10.22
Total Return [2]	3.01%		1.73%		3.95%		8.94%	1.41%

Ratios to Average Net Assets:
Net expenses	1.73%		1.74%		1.74%		1.74%	1.75%
Net investment income	3.41%		3.25%		3.14%		3.52%	3.63%
Expense waiver/reimbursement [3]	0.00	% [4]	0.00	% [4]	0.00	% [4]	--	--
Supplemental Data:
Net assets, end of period (000 omitted)	$13,739		$13,039		$14,486		$13,324	$9,188
Portfolio turnover	25%		30%		46%		54%	35%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

3 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

4 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2005 to March 31, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 10/1/2005	Ending Account Value 3/31/2006	Expenses Paid During Period [1]
Actual:
Class A	$1,000	$1,009.30	$4.21
Class B	$1,000	$1,004.80	$8.65
Class C	$1,000	$1,004.80	$8.65
Hypothetical (assuming a 5% return before expenses):
Class A	$1,000	$1,020.74	$4.23
Class B	$1,000	$1,016.31	$8.70
Class C	$1,000	$1,016.31	$8.70

1 Expenses are equal to the Fund's annualized net expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A	0.84%
Class B	1.73%
Class C	1.73%

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period was 3.93% for the fund's Class A Shares, 3.01% for the fund's Class B Shares, and 3.01% for the fund's Class C Shares. The total return of the Lehman Brothers Municipal Bond Index, 1 the fund's benchmark index (LBMB), was 3.80% during the 12-month reporting period. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs, and other expenses, which were not reflected in the total return of the LBMB.

The fund's investment strategy focused on: (a) the effective duration of its portfolio (which indicates the portfolio's sensitivity to changes in interest rates); (b) the selection of securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities); (c) the allocation of the portfolio among securities of similar issuers (referred to as sectors); and (d) the credit rating of portfolio securities. 2 These were the most significant factors affecting the fund's performance relative to the LBMB.

The following discussion will focus on the performance of the fund's Class A Shares. The 3.93% total return for the Class A Shares for the reporting period consisted of 4.49% of tax-exempt dividends, and (0.56)% depreciation in the net asset value of the shares. 3

1 The LBMB is a market value-weighted index for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. The LBMB is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The LBMB is unmanaged and unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

2 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

3 Income may be subject to federal alternative minimum tax and state and local taxes.

MARKET OVERVIEW

During the reporting period, credit spreads, or the yield difference between "AAA" rated tax-exempt municipal bonds and bonds of lower credit quality and similar maturity, decreased as a result of both improving economic activity and the exhaustive demand for securities with higher yields. Credit spreads also became tighter to a greater extent for "BBB" rated (or comparable quality) debt than for other investment-grade rated ("AAA," "AA," "A," or comparable quality) debt (meaning that the yield on the "BBB" rated debt improved to a greater extent than for other investment-grade rated debt). 4 High-yield tax-exempt municipal debt provided strong total returns once again as investors were attracted to the significantly higher yield provided by these issues.

Long-term interest rates remained low, but showed some volatility as the bond market appeared to attempt to determine the extent of the strength of the U.S. economy, and the Federal Reserve Board's (the "Fed") intentions concerning short term interest rates. The generally low interest rate environment resulted in investors pursuing lower rated credits because of the additional yield they offer. As a result, certain revenue bond sectors outperformed the LBMB such as hospitals, industrial development, and resource recovery projects.

The Fed continued to raise short-term rates eight times over the reporting period bringing the Federal Funds Target Rate to 4.75% by the end of the reporting period. This resulted in a significant flattening of the tax-exempt municipal yield curve, with short-term interest rates rising and long-term interest rates actually declining (i.e. while securities provided higher incremental income or yield as maturities became longer, the amount of the increase in incremental income was less or flattened).

4 Investment-grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Non-investment-grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

DURATION 5

As determined at the end of the reporting period, the fund's dollar-weighted average duration for the reporting period was 5.61 years. Duration management is a significant component of the fund's investment strategy. The shorter a fund's duration relative to an index, the less its net asset value will react as interest rates change. The fund attempted to maintain duration equal to the duration of the LBMB and the fund's peer groups, as interest rates were volatile during the reporting period. The fund used forward settling municipal interest rate swaps and Treasury futures contracts to adjust portfolio duration. Their use during the reporting period provided mixed results and negatively impacted the fund's performance.

MATURITY

During the reporting period, the fund concentrated on purchasing tax-exempt bonds with maturities of 20 years and longer. These maturities provided the most attractive opportunities for yield because of the yield curve's flattening, but still positively sloping shape. A yield curve is considered positively sloping when the yield progressively increases as you move into longer maturities. Bonds with longer maturities (15 to 20 years and longer) provided better returns as the yield curve flattened and the yields on longer maturities did not increase as much as bonds with shorter final maturities or actually declined over the period. Even though the fund increased its holdings of 20-year and longer maturities, it was still underweighted relative to the LBMB. This contributed to relative underperformance of the fund compared to the LBMB.

5 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management's Discussion of Fund Performance, duration is determined using a third-party analytical system.

SECTOR

During the 12-month reporting period, the fund allocated more of its portfolio to securities issued by hospitals, industrial development projects, and higher education institutions. The fund allocated less of the portfolio to general obligation bonds issued by cities, states, and school districts. These allocations helped the fund's performance due to the higher yields available in the over-weighted sectors and the smaller increase in the price of general obligation bonds as compared to other sectors. The fund also allocated more of the portfolio to pre-refunded municipal bonds (bonds for which the principal and interest payments are secured or guaranteed by cash or US treasury securities held in an escrow account). The exposure to pre-refunded bonds had a negative impact on performance due to the smaller increase in price of pre-refunded bonds as compared to other sectors.

CREDIT QUALITY

With the continued decrease in credit spreads, and the tightening of credit spreads to a greater extent for "BBB" rated (or comparable quality) debt, the fund's overweight, relative to the LBMB, in "BBB" rated debt during the reporting period benefited the fund's performance as the yield on "BBB" rated debt improved to a greater extent than for other investment-grade securities. Yield spreads between "AAA" rated and "BBB" rated tax-exempt municipal debt declined by 25 basis points for bonds with ten years to maturity. However, the fund's minimal exposure to high-yield, tax-exempt municipal debt impacted performance negatively, as this sector of the market continued to perform well over the reporting period as the demand for high-yield municipal debt actually increased.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Municipal Securities Fund, Inc. (Class A Shares) (the "Fund") from March 31, 1996 to March 31, 2006, compared to the Lehman Brothers Municipal Bond Index (LBMB) 2 and the Lipper General Municipal Debt Funds Average (LGMFA). 3

Average Annual Total Returns [4] for the Period Ended 3/31/2006
1 Year	(0.73)%
5 Years	3.74%
10 Years	4.21%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what it stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charges of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and the LGMFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBMB is a market value-weighted index for the long-term, tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. The LBMB is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the fund's performance. The LBMB is unmanaged and unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 The LGMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Municipal Securities Fund, Inc. (Class B Shares) (the "Fund") from March 31, 1996 to March 31, 2006, compared to the Lehman Brothers Municipal Bond Index (LBMB) 2 and the Lipper General Municipal Debt Funds Average (LGMFA). 3

Average Annual Total Returns [4] for the Period Ended 3/31/2006
1 Year	(2.46)%
5 Years	3.43%
10 Years	3.94%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemptions over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and LGMFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBMB is a market value-weighted index for the long-term, tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. The LBMB is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the fund's performance. The LBMB is unmanaged and unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 The LGMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Municipal Securities Fund, Inc. (Class C Shares) (the "Fund") from March 31,1996 to March 31, 2006, compared to the Lehman Brothers Municipal Bond Index (LBMB) 2 and the Lipper General Municipal Debt Funds Average (LGMFA). 3

Average Annual Total Returns [4] for the Period Ended 3/31/2006
1 Year	0.98%
5 Years	3.56%
10 Years	3.66%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00%, and the 1.00% contingent deferred sales charge as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and the LGMFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBMB is a market value-weighted index for the long-term, tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. The LBMB is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the fund's performance. The LBMB is unmanaged and unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 The LGMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At March 31, 2006, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Insured	25.6%
Refunded	20.0%
Hospital	15.2%
IDB/PCR	7.1%
General Obligation-State	4.1%
Electric and Gas	3.8%
Senior Care	3.6%
Education	3.2%
Single Family Housing	3.0%
General Obligation--Local	2.3%
Special Tax	2.0%
Tobacco	2.0%
Other [2]	6.7%
Other Assets and Liabilities--Net [3]	1.4%
TOTAL	100.0%

1 Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying borrower, as determined by the Fund's adviser. For securities that have been enhanced by a third-party, such as a guarantor, sector classifications are based upon the economic sector and/or revenue source of the third-party (other than a bond insurer), as determined by the Fund's adviser. Securities that are insured by a bond insurer are assigned to the "Insured" sector. Prerefunded securities are those whose debt service is paid from escrowed funds, usually U.S. government securities.

2 For purposes of this table, sector classifications which constitute less than 2.0% of the Fund's total net assets have been aggregated under the designation "Other".

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

March 31, 2006

Principal Amount			Value
		MUNICIPAL BONDS--97.5%
		Alabama--1.4%
$1,000,000		Alabama Agricultural & Mechanical University, Refunding Revenue Bonds, 5.00% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.15%), 11/1/2016	$1,042,160
1,400,000		Camden, AL IDB, Exempt Facilities Refunding Revenue Bonds (Series 2003A), 6.13% (Weyerhaeuser Co.), 12/1/2024	1,544,312
3,000,000		Mobile County, AL IDA, IDRBs (Series 2000), 6.88% TOBs (Ipsco, Inc.), Mandatory Tender 5/1/2010	3,196,380
1,000,000		Tuscaloosa, AL, UT GO Warrants, 5.75% (Original Issue Yield: 5.90%), 1/1/2020	1,074,360
		TOTAL	6,857,212
		Arizona--0.8%
1,810,000		Show Low, AZ IDA, Hospital Revenue Bonds, 5.00% (Navapache Regional Medical Center)/(Radian Asset Assurance INS), 12/1/2030	1,853,096
2,000,000		Show Low, AZ IDA, Hospital Revenue Bonds, 5.00% (Navapache Regional Medical Center)/(Radian Asset Assurance INS), 12/1/2035	2,041,380
		TOTAL	3,894,476
		Arkansas--0.2%
1,000,000		Jefferson County, AR, Hospital Revenue Improvement and Refunding Bonds (Series 2001), 5.80% (Jefferson Regional Medical Center)/(Original Issue Yield: 5.90%), 6/1/2021	1,059,270
		California--8.7%
1,825,000		California Educational Facilities Authority, Revenue Bonds (Series 2005), 5.00% (California College of the Arts), 6/1/2030	1,826,204
1,000,000		California PCFA, Solid Waste Disposal Revenue Bonds (Series 2005A-2), 5.40% (Waste Management, Inc.), 4/1/2025	1,039,800
3,000,000		California PCFA, Solid Waste Disposal Revenue Bonds (Series 2005C), 5.13% (Waste Management, Inc.), 11/1/2023	3,086,550
3,940,000		California State Department of Veteran Affairs, Home Purpose Revenue Bonds (Series 1997C), 5.50%, 12/1/2019	4,121,752
5,000,000	[1]	California State, Economic Recovery Revenue Bonds Trust Program (Series 929) RITE, 7.09% (California State Fiscal Recovery Fund), 7/1/2013	5,831,700
1,585,000		California State, UT GO Bonds, 5.75% (United States Treasury PRF 5/1/2010 @101), 5/1/2030	1,720,057
1,665,000		California State, UT GO Bonds, 5.75%, 5/1/2030	1,786,561
Principal Amount			Value
		MUNICIPAL BONDS--continued
		California--continued
$3,000,000		California State, Various Purpose UT GO Bonds, 5.13% (Original Issue Yield: 5.16%), 4/1/2023	$3,141,210
2,000,000		California State, Various Purpose UT GO Bonds, 5.25% (Original Issue Yield: 5.32%), 11/1/2025	2,117,780
1,495,000		California Statewide Communities Development Authority, COP, 6.00% (Sutter Health)/(FSA INS), 8/15/2013	1,610,040
1,930,000		California Statewide Communities Development Authority, COP, 6.00% (Sutter Health)/(FSA INS), 8/15/2015	2,092,563
2,000,000		Chula Vista, CA, IDRBs (Series 1992D), 5.00% (San Diego Gas & Electric Company), 12/1/2027	2,047,860
1,000,000		Golden State Tobacco Securitization Corp., CA, (Series A-4), 7.80%, 6/1/2042	1,193,390
3,000,000		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Asset-Backed Revenue Bonds (Series 2003A-1), 6.75% (Original Issue Yield: 7.00%), 6/1/2039	3,360,600
1,350,000		Poway, CA Unified School District, Special Tax Bonds (Series 2005), 5.13% (Community Facilities District No. 6 (4S Ranch))/(Original Issue Yield: 5.21%), 9/1/2035	1,356,453
1,250,000		Southern California Logistics Airport Authority, Tax Allocation Bonds, 5.00% (Radian Asset Assurance INS), 12/1/2035	1,276,650
1,500,000		University of California, General Revenue Bonds, (Series A), 5.13% (AMBAC INS), 5/15/2020	1,592,280
2,500,000		University of California, Hospital Revenue Bonds (Series 2004A), 5.25% (UCLA Medical Center)/(AMBAC INS), 5/15/2030	2,637,975
		TOTAL	41,839,425
		Colorado--1.5%
760,000		Colorado Health Facilities Authority, Health Facilities Revenue Bonds (Series 2004A), 5.25% (Evangelical Lutheran Good Samaritan Society)/(Original Issue Yield: 5.48%), 6/1/2034	773,475
430,000		Colorado Health Facilities Authority, Health Facilities Revenue Bonds (Series 2005), 5.25% (Evangelical Lutheran Good Samaritan Society), 6/1/2023	446,796
5,000,000		Colorado Health Facilities Authority, Revenue Bonds (Series 2005), 5.25% (Covenant Retirement Communities, Inc.), 12/1/2025	5,102,250
1,000,000		Westminster, CO, Sales & Use Tax Revenue Refunding Bonds, (Series A), 5.60%, 12/1/2016	1,048,030
		TOTAL	7,370,551
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Connecticut--0.4%
$600,000		Connecticut State HEFA, Revenue Bonds (Series 2005C), 5.13% (Eastern Connecticut Health Network)/(Radian Asset Assurance INS), 7/1/2030	$622,098
1,000,000		New Haven, CT, UT GO Bonds, (Series B), 5.75% (United States Treasury PRF 11/1/2009 @101)/(Original Issue Yield: 5.83%), 11/1/2018	1,078,690
		TOTAL	1,700,788
		Delaware--0.7%
800,000		Delaware Health Facilities Authority, Refunding Revenue Bonds (Series 2004A), 5.50% (Beebe Medical Center), 6/1/2024	842,384
2,500,000		Delaware State, UT GO (Series 2000A), 5.25% (United States Treasury PRF 4/1/2010 @100)/(Original Issue Yield: 5.40%), 4/1/2016	2,647,625
		TOTAL	3,490,009
		District of Columbia--0.7%
3,000,000	[1]	District of Columbia, RITES (PA-1343), 6.0535% (AMBAC INS), 6/1/2023	3,255,000
		Florida--3.1%
1,000,000		Broward County, FL Educational Facilities Authority, Educational Facilities Revenue Bonds (Series 2004B), 5.50% (Nova Southeastern University), 4/1/2024	1,042,540
665,000		Florida State Board of Education Administration, UT GO Capital Outlay Bonds, 9.13% (Florida State)/(Escrowed In Treasuries COL)/(Original Issue Yield: 9.173%), 6/1/2014	893,527
4,335,000		Florida State Board of Education Administration, UT GO Capital Outlay Bonds, 9.13% (Florida State)/(Original Issue Yield: 9.173%), 6/1/2014	5,415,802
3,000,000		Florida State, UT GO Bonds, Broward County Expressway Authority, 10.00% (Escrowed In Treasuries COL)/(Original Issue Yield: 10.105%), 7/1/2014	3,980,490
1,000,000		Miami-Dade County, FL Expressway Authority, Toll System Revenue Bonds, 6.00% (FGIC INS), 7/1/2013	1,092,810
2,255,000		St. Johns County, FL IDA, First Mortgage Revenue Bonds (Series 2004A), 5.85% (Presbyterian Retirement Communities), 8/1/2024	2,412,016
		TOTAL	14,837,185
		Georgia--2.7%
5,000,000		Atlanta, GA Airport Passenger Facilities Charge Revenue, Passenger Facilities Charge Revenue Bonds, 5.00% (FSA INS), 1/1/2034	5,138,750
615,000		Atlanta, GA, Tax Allocation Bonds (Series 2005B), 5.60% (Eastside Tax Allocation District)/(Original Issue Yield: 5.65%), 1/1/2030	630,196
1,850,000		Bibb County, GA Development Authority, Revenue Bonds, (Series 1991 IR-1), 4.85% (Temple-Inland, Inc.), 12/1/2009	1,875,918
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Georgia--continued
$1,000,000		Chatham County, GA Hospital Authority, Hospital Improvement Revenue Bonds (Series 2004A), 5.75% (Memorial Health University Medical Center), 1/1/2029	$1,065,460
2,000,000		Floyd County, GA Development Authority, Environmental Revenue Bonds, 5.70% (Temple-Inland, Inc.), 12/1/2015	2,097,960
2,000,000		Savannah, GA EDA, Revenue Bonds, 6.80% (Savannah College of Art and Design, Inc.)/(United States Treasury PRF 10/1/2009 @102), 10/1/2019	2,220,060
		TOTAL	13,028,344
		Illinois--1.8%
1,000,000		Chicago, IL Public Building Commission, Revenue Bonds, (Series A), 7.00% (Escrowed In Treasuries COL)/(Original Issue Yield: 7.125%), 1/1/2020	1,264,900
1,500,000		Illinois Finance Authority, Refunding Revenue Bonds, 5.25% (OSF Health Care Systems)/(Original Issue Yield: 5.30%), 11/15/2023	1,542,840
3,750,000		Illinois Finance Authority, Revenue Bonds (Series 2006A), 5.00% (Illinois Institute of Technology), 4/1/2031	3,811,988
1,000,000		Illinois Finance Authority, Solid Waste Disposal Revenue Bonds, 5.05% (Waste Management, Inc.), 8/1/2029	998,570
1,000,000		Lake County, IL Community School District No. 116, UT GO Bonds, 7.60% (Escrowed In Treasuries COL), 2/1/2014	1,237,920
		TOTAL	8,856,218
		Indiana--3.9%
1,000,000		Indiana Development Finance Authority, Environmental Improvement Revenue Bonds, 5.25% TOBs (Marathon Oil Corp.) Mandatory Tender 12/2/2011	1,061,670
3,000,000		Indiana Health & Educational Facility Financing Authority, Revenue Bonds (Series 2005), 5.25% (Baptist Homes of Indiana), 11/15/2035	3,004,530
2,000,000		Indiana Health Facility Financing Authority, Hospital Revenue Bonds (Series 2004A), 6.25% (Community Foundation of Northwest Indiana), 3/1/2025	2,145,380
1,000,000		Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, 5.25% (Floyd Memorial Hospital, IN)/(Original Issue Yield: 5.50%), 2/15/2022	1,016,730
2,200,000		Indiana Health Facility Financing Authority, Revenue Bonds (Series 2004A), 5.38% (Deaconess Hospital)/(AMBAC INS), 3/1/2029	2,335,960
1,140,000		Indiana State HFA, SFM Revenue Bonds (Series A), 5.30% (GNMA COL Home Mortgage Program GTD), 7/1/2022	1,171,304
1,500,000		Indiana State Office Building Commission Capitol Complex, Revenue Bonds, (Series A), 7.40% (MBIA Insurance Corp. INS)/(Original Issue Yield: 7.488%), 7/1/2015	1,843,740
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Indiana--continued
$2,500,000		Indianapolis, IN Airport Authority, Special Facilities Revenue Refunding Bonds (Series 2004A), 5.10% (FedEx Corp.), 1/15/2017	$2,585,825
1,500,000		Indianapolis, IN Local Public Improvement Bond Bank, Refunding Revenue Bonds, (Series D), 6.75% (United States Treasury COL)/(Original Issue Yield: 6.90%), 2/1/2014	1,714,920
2,000,000		St. Joseph County, IN Hospital Authority, Health Facilities Revenue Bonds (Series 2005), 5.38% (Madison Center Obligated Group), 2/15/2034	2,008,820
		TOTAL	18,888,879
		Iowa--0.2%
1,000,000		Scott County, IA, Refunding Revenue Bonds (Series 2004), 5.63% (Ridgecrest Village), 11/15/2018	1,025,880
		Kansas--0.3%
1,150,000		University of Kansas Hospital Authority, Health Facilities Revenue Bonds, 5.50% (KU Health System)/(Original Issue Yield: 5.62%), 9/1/2022	1,214,745
		Louisiana--1.6%
5,000,000		De Soto Parish, LA Environmental Improvement Authority, Refunding Revenue Bonds (Series 2005A), 4.75% (International Paper Co.), 3/1/2019	4,854,600
3,000,000		St. James Parish, LA, Solid Waste Disposal Revenue Bonds, 7.70% (IMC Phosphates Co.)/(Original Issue Yield: 7.75%), 10/1/2022	3,003,150
		TOTAL	7,857,750
		Massachusetts--5.1%
5,000,000		Commonwealth of Massachusetts, UT GO Bonds (Series 2000B), 6.00% (United States Treasury PRF 6/1/2010 @100), 6/1/2016	5,442,000
1,830,000		Massachusetts Bay Transportation Authority General Transportation System, Special Assessment Bonds, 5.75% (United States Treasury PRF 7/1/2010 @100), 7/1/2016	1,976,912
170,000		Massachusetts Bay Transportation Authority General Transportation System, Special Assessment Bonds, 5.75%, 7/1/2016	182,403
2,000,000		Massachusetts HEFA, Revenue Bonds (Series 2004A), 6.38% (Northern Berkshire Health System)/(Original Issue Yield: 6.60%), 7/1/2034	2,100,400
790,000		Massachusetts HEFA, Revenue Bonds (Series 2002D), 6.35% (Milford-Whitinsville Hospital)/(Original Issue Yield: 6.38%), 7/15/2032	832,605
1,000,000		Massachusetts HEFA, Revenue Bonds (Series 2002D), 6.50% (Milford-Whitinsville Hospital), 7/15/2023	1,081,700
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Massachusetts--continued
$4,550,000		Massachusetts HEFA, Revenue Bonds (Series 2005E), 5.00% (Emerson Hospital)/(Radian Asset Assurance INS), 8/15/2025	$4,666,162
2,000,000		Massachusetts State Development Finance Agency, Revenue Bonds, 5.00% (Seven Hills Foundation & Affiliates)/(Radian Asset Assurance INS), 9/1/2035	2,031,460
1,250,000		Massachusetts State Development Finance Agency, Solid Waste Disposal Revenue Bonds, 5.45% (Waste Management, Inc.), 6/1/2014	1,321,138
40,000		Massachusetts Water Pollution Abatement Trust Pool, Program Bonds (Series 6) Revenue Bonds Unrefunded, 5.25% (Original Issue Yield: 5.50%), 8/1/2019	42,319
2,460,000		Massachusetts Water Pollution Abatement Trust Pool, Program Series 6 Revenue Bonds, 5.25% (United States Treasury PRF 8/1/2010 @101)/(Original Issue Yield: 5.50%), 8/1/2009	2,633,258
1,000,000		Springfield, MA, UT GO Refunding Bonds, 5.00% (FSA INS)/(Original Issue Yield: 5.12%), 11/15/2018	1,043,290
1,000,000		Sterling, MA, UT GO Bonds, 6.00% (FGIC INS), 2/15/2020	1,089,310
		TOTAL	24,442,957
		Michigan--4.4%
2,090,000		Cornell Township MI, Economic Development Corp., Refunding Revenue Bonds, 5.88% (MeadWestvaco Corp.)/(United States Treasury PRF 5/1/2012 @100), 5/1/2018	2,320,255
2,515,000		Delta County, MI Economic Development Corp., Environmental Improvement Revenue Refunding Bonds (Series A), 6.25% (MeadWestvaco Corp.)/(United States Treasury PRF 4/15/2012 @100), 4/15/2027	2,839,888
1,000,000		Dexter, MI Community Schools, UT GO Bonds, 5.10% (FGIC INS), 5/1/2018	1,078,660
500,000		Gaylord, MI Hospital Finance Authority, Hospital Refunding Revenue Bonds (Series 2004), 6.20% (Otsego Memorial Hospital Obligated Group)/(Original Issue Yield: 6.45%), 1/1/2025	513,380
150,000		Gaylord, MI Hospital Finance Authority, Hospital Refunding Revenue Bonds (Series 2004), 6.50% (Otsego Memorial Hospital Obligated Group)/(Original Issue Yield: 6.70%), 1/1/2037	154,701
2,000,000		Kent Hospital Finance Authority, MI, Revenue Bonds (Series 2005A), 6.00% (Metropolitan Hospital), 7/1/2035	2,142,360
2,390,000		Michigan Municipal Bond Authority, Revenue Bonds (Series 2000), 5.88% (Clean Water Revolving Fund)/(United States Treasury PRF 10/1/2010 @101), 10/1/2015	2,620,802
2,595,000		Michigan Municipal Bond Authority, Revenue Bonds (Series 2000), 5.88% (Drinking Water Revolving Fund)/(United States Treasury PRF 10/1/2010 @101), 10/1/2015	2,839,968
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Michigan--continued
$1,500,000		Michigan State Hospital Finance Authority, Hospital Revenue Bonds (Series 2002A), 6.00% (Oakwood Obligated Group), 4/1/2022	$1,627,275
1,000,000		Michigan State Hospital Finance Authority, Refunding Revenue Bonds (Series 2002A), 5.50% (Crittenton Hospital, MI)/(Original Issue Yield: 5.67%), 3/1/2022	1,054,580
1,000,000		Michigan State Strategic Fund, Refunding Revenue PCR Bonds (Series C), 5.45% (Detroit Edison Co.), 9/1/2029	1,025,560
2,000,000		Michigan State, Environmental Protection Program UT GO Bonds, 5.25% (United States Treasury PRF 11/1/2010 @100)/(Original Issue Yield: 5.34%), 11/1/2018	2,127,180
1,000,000		Northern Michigan University, Revenue Bonds, 5.13% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.35%), 12/1/2020	1,034,190
		TOTAL	21,378,799
		Minnesota--0.2%
1,000,000		St. Paul, MN Housing & Redevelopment Authority, Revenue Bonds (Series 1997A), 5.70% (Health East, Inc.)/(Original Issue Yield: 5.756%), 11/1/2015	1,028,760
		Mississippi--0.4%
2,050,000		Mississippi Business Finance Corp., Refunding PCR Bonds, 5.90% (System Energy Resources, Inc.)/(Original Issue Yield: 5.93%), 5/1/2022	2,071,320
		Missouri--0.4%
655,000		Kansas City, MO IDA, MFH Revenue Bonds, 6.70% (Woodbridge Apartments Project), 8/1/2015	646,013
1,335,000		Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds (Series 2005A), 5.00% (Branson, MO), 6/1/2035	1,340,754
		TOTAL	1,986,767
		Nevada--0.4%
1,000,000		Henderson, NV, Health Facility Revenue Bonds (Series 2004A), 5.63% (Catholic Healthcare West)/(Original Issue Yield: 5.72%), 7/1/2024	1,061,170
250,000		Henderson, NV, Local Improvement District No. T-16 LT Obligation Improvement Bonds, 5.10% (Falls at Lake Las Vegas LID No. T-16)/(Original Issue Yield: 5.15%), 3/1/2022	250,833
600,000		Henderson, NV, Local Improvement District No. T-16 LT Obligation Improvement Bonds, 5.13% (Falls at Lake Las Vegas LID No. T-16)/(Original Issue Yield: 5.20%), 3/1/2025	601,524
		TOTAL	1,913,527
Principal Amount			Value
		MUNICIPAL BONDS--continued
		New Hampshire--0.4%
$1,685,000		New Hampshire Higher Educational & Health Facilities Authority, Health Care System Revenue Bonds (Series 2004), 5.38% (Covenant Health Systems)/(Original Issue Yield: 5.50%), 7/1/2024	$1,756,646
		New Jersey--3.1%
1,100,000		New Jersey EDA, Revenue Refunding Bonds (Series A), 5.75% (Winchester Gardens at Ward Homestead)/(Original Issue Yield: 5.75%), 11/1/2024	1,170,367
5,000,000		New Jersey EDA, School Facilities Revenue Bonds (Series 2003F), 5.00% (New Jersey State)/(United States Treasury PRF 6/15/2013 @100)/(Original Issue Yield: 5.08%), 6/15/2026	5,345,550
650,000		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, (Series 2005A), 5.50% (Children's Specialized Hospital), 7/1/2030	671,834
5,000,000	[1]	New Jersey State Transportation Trust Fund Authority, RITES (PA-1204), 7.03% (FSA INS), 12/15/2013	6,083,700
1,500,000		Newark, NJ Housing Authority, Revenue Bonds (Series 2004), 5.25% (Port Authority-Port Newark Marine Terminal)/(MBIA Insurance Corp. INS), 1/1/2022	1,598,070
		TOTAL	14,869,521
		New Mexico--0.9%
4,000,000		New Mexico State Finance Authority Transportation Revenue, Senior Lien Transportation Revenue Bonds (Series 2004A), 5.25% (MBIA Insurance Corp. INS), 6/15/2024	4,285,840
		New York--12.6%
700,000		Albany County, NY IDA, IDRBs (Series 2004A), 5.63% (Albany College of Pharmacy), 12/1/2034	731,668
2,000,000		Hempstead Town, NY IDA, Civic Facility Revenue Bonds, 5.00% (Adelphi University), 10/1/2035	2,044,020
2,000,000		Hempstead Town, NY IDA, Civic Facility Revenue Bonds, 5.25% (Hofstra University), 7/1/2018	2,105,680
5,000,000	[1]	Metropolitan Transportation Authority, NY, RITES (PA-1042R), 7.03% (MBIA Insurance Corp. INS), 1/1/2010	5,861,900
3,000,000	[1]	New York City, NY IDA, Liberty Revenue Bonds (Series A), 6.25% (7 World Trade Center LLC), 3/1/2015	3,154,770
4,000,000		New York City, NY IDA, Special Airport Facility Revenue Bonds (Series 2001A), 5.50% (Airis JFK I LLC Project at JFK International)/(Original Issue Yield: 5.65%), 7/1/2028	4,048,680
Principal Amount			Value
		MUNICIPAL BONDS--continued
		New York--continued
$300,000		New York City, NY IDA, Special Facilities Revenue Bonds, 5.50% (Terminal One Group Association), 1/1/2024	$317,373
3,000,000		New York City, NY Municipal Water Finance Authority, Water & Sewer System Revenue Bonds (Fiscal 2005 Series C), 5.00%, 6/15/2030	3,111,840
3,000,000		New York City, NY Transitional Finance Authority, Revenue Bonds (Series 2000C), 5.50% (United States Treasury PRF 5/1/2010 @101)/(Original Issue Yield: 5.68%), 11/1/2020	3,234,570
2,000,000	[1]	New York City, NY, RITES (PA-1349), 6.59% (MBIA Insurance Corp. INS), 8/1/2018	2,339,020
2,000,000		New York City, NY, UT GO Bonds (Series 2003J), 5.50%, 6/1/2023	2,149,100
800,000		New York State Dormitory Authority, Revenue Bonds (Series 2005), 5.00% (Rochester General Hospital)/(Radian Asset Assurance INS), 12/1/2035	822,176
2,500,000		New York State Dormitory Authority, Revenue Bonds (Series A), 5.50% (University of Rochester, NY)/(Original Issue Yield: 5.60%), 7/1/2016	2,659,450
5,000,000	[2]	New York State Dormitory Authority, Revenue Bonds, 6.00% (State University of New York)/(MBIA Insurance Corp. INS), 5/15/2016	5,467,650
1,510,000		New York State Environmental Facilities Corp., Clean Water & Drinking Revenue Bonds, 5.25% (Escrowed In Treasuries COL), 6/15/2014	1,574,024
990,000		New York State Environmental Facilities Corp., Clean Water & Drinking Revenue Bonds, 5.25%, 6/15/2014	1,030,907
3,315,000		New York State Mortgage Agency, Mortgage Revenue Bonds (Twenty-Ninth Series), 5.40%, 10/1/2022	3,420,881
1,250,000	[1]	New York State Thruway Authority, Drivers (Series 1069), 9.55% (New York State Thruway Authority-Highway & Bridge Trust Fund)/(AMBAC INS), 4/1/2013	1,535,738
4,000,000		New York State Thruway Authority, Local Highway & Bridge Service Contract Revenue Bonds (Series A-2), 5.38% (New York State)/(United States Treasury PRF 4/1/2008 @101), 4/1/2016	4,176,240
1,015,000		Suffolk County, NY Water Authority, Revenue Bonds, 6.00% (Escrowed In Treasuries COL), 6/1/2014	1,148,401
1,985,000		Suffolk County, NY Water Authority, Revenue Bonds, 6.00% (MBIA Insurance Corp. INS), 6/1/2014	2,253,670
2,000,000		TSASC, Inc. NY, Tobacco Settlement Asset-Backed Bonds (Series 2006-1), 5.00% (Original Issue Yield: 5.125%), 6/1/2026	1,972,360
5,320,000		Triborough Bridge & Tunnel Authority, NY, General Purpose Revenue Bonds (Series 1999B), 5.75% (Escrowed In Treasuries COL), 1/1/2015	5,696,337
		TOTAL	60,856,455
Principal Amount			Value
		MUNICIPAL BONDS--continued
		North Carolina--1.8%
$2,000,000		Gaston County, NC Industrial Facilities and PCFA, Exempt Facilities Revenue Bonds, 5.75% (National Gypsum Co.), 8/1/2035	$2,093,340
3,000,000		North Carolina Eastern Municipal Power Agency, Power Supply System Refunding Revenue Bonds (Series D), 5.13% (Original Issue Yield: 5.25%), 1/1/2023	3,095,550
1,725,000		North Carolina HFA, Home Ownership Revenue Bonds (Series 13-A), 5.25%, 1/1/2022	1,767,746
1,600,000		North Carolina Medical Care Commission, Health Care Housing Revenue Bonds (Series 2004A), 5.80% (Arc of North Carolina Projects), 10/1/2034	1,694,624
		TOTAL	8,651,260
		Ohio--4.4%
1,700,000		Cleveland, OH Municipal School District, UT GO Bonds, 5.25% (FSA INS), 12/1/2024	1,811,333
400,000		Franklin County, OH Health Care Facilities, Improvement Revenue Bonds (Series 2005A), 5.13% (Ohio Presbyterian Retirement Services)/(Original Issue Yield: 5.25%), 7/1/2035	402,840
3,000,000		Franklin County, OH Health Care Facilities, Refunding Revenue Bonds, 5.50% (Ohio Presbyterian Retirement Services)/(Original Issue Yield: 5.64%), 7/1/2017	3,066,810
585,000		Ohio HFA, Residential Mortgage Revenue Bonds (Series 2002A-2), 5.50% (GNMA COL Home Mortgage Program LOC), 9/1/2022	609,822
4,000,000		Ohio State Air Quality Development Authority, PCR Refunding Bonds (Series 2002A), 6.00% (Cleveland Electric Illuminating Co.), 12/1/2013	4,145,480
4,135,000		Ohio State, Infrastructure Improvement UT GO Bonds (Series 1999A), 5.75% (United States Treasury PRF 2/1/2010 @101), 2/1/2017	4,472,581
5,500,000		Ohio State, Infrastructure Improvement UT GO Bonds (Series A), 5.50% (United States Treasury PRF 2/1/2010 @101)/(Original Issue Yield: 5.65%), 2/1/2019	5,900,345
775,000		Toledo-Lucas County, OH Port Authority, Revenue Bonds (Series 2004C), 6.38% (Northwest Ohio Bond Fund), 11/15/2032	836,380
		TOTAL	21,245,591
		Oklahoma--0.2%
1,000,000		Tulsa, OK Industrial Authority, Revenue Bonds, (Series A), 6.00% (University of Tulsa)/(MBIA Insurance Corp. INS), 10/1/2016	1,121,380
		Oregon--0.3%
1,500,000		Clackamas County, OR Hospital Facilities Authority, Refunding Revenue Bonds (Series 2001), 5.25% (Legacy Health System)/(Original Issue Yield: 5.50%), 5/1/2021	1,567,350
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--5.2%
$3,000,000		Allegheny County, PA HDA, Health System Revenue Bonds (Series 2000B), 9.25% (West Penn Allegheny Health System)/(Original Issue Yield: 9.70%), 11/15/2030	$3,580,230
1,280,000		Allegheny County, PA HDA, Refunding Revenue Bonds (Series 1998A), 5.13% (South Hills Health System)/(Original Issue Yield: 5.40%), 5/1/2029	1,209,625
1,085,000		Allegheny County, PA IDA, Environmental Improvement Refunding Revenue Bonds (Series 2005), 5.50% (United States Steel Corp.), 11/1/2016	1,119,926
4,000,000	[1]	Delaware Valley, PA Regional Finance Authority, RITES (PA-1029), 7.53%, 7/1/2017	4,904,560
2,000,000		Pennsylvania HFA, SFM Revenue Bonds (Series 2002-73A), 5.45%, 10/1/2032	2,052,660
1,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2001A), 6.00% (UPMC Health System)/(Original Issue Yield: 6.10%), 1/15/2022	1,085,470
5,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2001A), 6.25% (UPMC Health System), 1/15/2016	5,492,500
1,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2004A), 5.25% (Philadelphia University)/(Original Issue Yield: 5.32%), 6/1/2032	1,016,250
3,480,000		Philadelphia, PA Redevelopment Authority, Neighborhood Transformation Revenue Bonds (Series 2005C), 5.00% (FGIC INS), 4/15/2030	3,602,774
1,000,000		Pittsburgh & Allegheny County PA, Public Auditorium Hotel Room Revenue Bonds, 5.00% (AMBAC INS)/(Original Issue Yield: 5.15%), 2/1/2017	1,040,910
		TOTAL	25,104,905
		Puerto Rico--1.0%
4,500,000		Puerto Rico Electric Power Authority, Revenue Bonds (Series II), 5.25% (XL Capital Assurance Inc. INS)/(Original Issue Yield: 5.27%), 7/1/2022	4,815,630
		Rhode Island--0.6%
340,000		Rhode Island State Health and Educational Building Corp., Hospital Financing Revenue Bonds, 6.38% (Lifespan Obligated Group)/(Original Issue Yield: 6.58%), 8/15/2021	372,592
2,160,000		Rhode Island State Health and Educational Building Corp., Hospital Financing Revenue Bonds, 6.38% (Lifespan Obligated Group)/(United States Treasury PRF 8/15/2012 @100)/(Original Issue Yield: 6.58%), 8/15/2021	2,458,296
		TOTAL	2,830,888
		South Carolina--1.5%
1,395,000		Lexington County, SC Health Services District, Inc., Hospital Revenue Bonds (Series 2004), 6.00% (Lexington Medical Center), 5/1/2019	1,533,440
2,850,000		South Carolina, EDA, EDRBs, (Series 2002A), 5.50% (Bon Secours Health System)/(Original Issue Yield: 5.75%), 11/15/2023	2,981,585
2,795,000		South Carolina, EDA, Health System Revenue Bonds (Series A), 5.63% (Bon Secours Health System)/(Original Issue Yield: 5.84%), 11/15/2030	2,925,946
		TOTAL	7,440,971
Principal Amount			Value
		MUNICIPAL BONDS--continued
		South Dakota--1.0%
$2,225,000		South Dakota Housing Development Authority, Home Ownership Mortgage Revenue Bonds (Series 2002C), 5.35%, 5/1/2022	$2,323,701
2,420,000		South Dakota Housing Development Authority, Multiple Purpose Revenue Bonds (Series 2002A), 5.15% (FSA INS), 11/1/2020	2,524,350
		TOTAL	4,848,051
		Tennessee--1.5%
1,000,000		Harpeth Valley Utilities District, TN, Revenue Bonds, 5.05% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.08%), 9/1/2020	1,032,780
1,880,000		Shelby County, TN Health Education & Housing Facilities Board, Hospital Revenue Bonds, 6.50% (Methodist Healthcare)/(United States Treasury PRF 9/1/2012 @100)/(Original Issue Yield: 6.57%), 9/1/2021	2,159,988
1,120,000		Shelby County, TN Health Education & Housing Facilities Board, Hospital Revenue Bonds, 6.50% (Methodist Healthcare)/(United States Treasury PRF 9/1/2012 @100)/(Original Issue Yield: 6.57%), 9/1/2021	1,286,802
935,000		Sullivan County, TN Health Educational & Housing Facilities Board, Revenue Bonds, 6.25% (Wellmont Health System)/(Original Issue Yield: 6.45%), 9/1/2022	1,058,140
1,565,000		Sullivan County, TN Health Educational & Housing Facilities Board, Revenue Bonds, 6.25% (Wellmont Health System)/(United States Treasury PRF 9/1/2012 @101)/(Original Issue Yield: 6.45%), 9/1/2022	1,771,111
		TOTAL	7,308,821
		Texas--7.8%
4,600,000		Austin, TX Electric Utility System, Refunding Revenue Bonds, 5.25% (MBIA Insurance Corp. INS), 11/15/2022	4,878,438
3,965,000		Brazos River Authority, TX, Refunding PCR Bonds (Series 2001C), 5.75% TOBs (TXU Energy Company LLC), Mandatory Tender 11/1/2011	4,192,115
2,845,000		Cedar Hill, TX ISD, School Building UT GO Bonds, 5.00% (PSFG INS), 2/15/2030	2,923,067
2,000,000		Comal County, TX HFDC, Revenue Bonds (Series 2002A), 6.13% (McKenna Memorial Hospital)/(Original Issue Yield: 6.28%), 2/1/2022	2,134,680
3,000,000		Decatur, TX Hospital Authority, Hospital Revenue Bonds (Series 2004A), 7.00% (Wise Regional Health System)/(Original Issue Yield: 7.125%), 9/1/2025	3,249,330
2,200,000		Harris County, TX HFDC, Hospital Revenue Bonds, (Series 1997A), 6.00% (Memorial Hospital System)/(MBIA Insurance Corp. LOC), 6/1/2011	2,419,032
4,000,000		Harris County, TX HFDC, Hospital Revenue Bonds, (Series 1997A), 6.00% (Memorial Hospital System)/(MBIA Insurance Corp. LOC), 6/1/2012	4,443,520
600,000		Matagorda County, TX Navigation District No. 1, COL Refunding Revenue Bonds, 5.60% (Centerpoint Energy Houston Electric), 3/1/2027	627,684
2,300,000		Port of Corpus Christi, TX IDC, Revenue Refunding Bonds (Series C), 5.40% (Valero Energy Corp.), 4/1/2018	2,396,416
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Texas--continued
$2,165,000		Richardson, TX Hospital Authority, Refunding & Improvement Hospital Revenue Bonds, 5.88% (Richardson Regional Medical Center)/(Original Issue Yield: 6.05%), 12/1/2024	$2,312,653
1,000,000		Sabine River Authority, TX, PCR Refunding Bonds (Series 2001C), 5.20% (TXU Energy Company LLC), 5/1/2028	1,021,910
1,000,000		Sam Rayburn, TX Municipal Power Agency, Refunding Revenue Bonds (Series 2002A), 6.00%, 10/1/2021	1,056,050
5,000,000		Texas State Affordable Housing Corp., MFH Revenue Bonds (Series 2002A), 5.40% (American Housing Foundation)/(MBIA Insurance Corp. INS), 9/1/2022	5,021,750
1,000,000		Texas Water Development Board, State Revolving Funds Revenue Bonds, (Series B), 5.00% (Original Issue Yield: 5.28%), 7/15/2019	1,024,170
		TOTAL	37,700,815
		Utah--3.8%
13,500,000		Salt Lake City, UT Hospital Authority, Hospital Refunding Revenue Bonds (Series A), 8.13% (IHC Hospitals Inc., UT)/(Escrowed In Treasuries COL)/(Original Issue Yield: 8.17%), 5/15/2015	16,089,300
2,000,000		Utah County, UT IDA, Environmental Improvement Revenue Bonds, 5.05% TOBs (Marathon Oil Corp.), Mandatory Tender 11/1/2011	2,102,440
		TOTAL	18,191,740
		Virginia--3.3%
3,000,000		Chesapeake, VA IDA, PCR Bonds, 5.25% (Virginia Electric & Power Co.), 2/1/2008	3,017,580
5,000,000		Richmond, VA, UT GO Bonds, 5.50% (FSA INS)/(Original Issue Yield: 5.58%), 1/15/2018	5,380,800
3,000,000		Tobacco Settlement Financing Corp., VA, Revenue Bonds, 5.63% (Original Issue Yield: 5.78%), 6/1/2037	3,080,790
3,900,000		Virginia Peninsula Port Authority, Coal Terminal Refunding Revenue Bonds (Series 2003), 6.00% (Brinks Co. (The)), 4/1/2033	4,177,056
		TOTAL	15,656,226
		Washington--4.1%
4,500,000		Port of Seattle, WA, Subordinate Lien Revenue Bonds (Series 1999A), 5.25% (FGIC INS), 9/1/2021	4,748,850
1,000,000		Seattle, WA Water System, Revenue Bonds, 5.25%, 3/1/2013	1,036,480
1,235,000		Skagit County, WA Public Hospital District No. 1, Revenue Bonds (Series 2005), 5.50% (Skagit Valley Hospital), 12/1/2030	1,259,947
5,595,000		Washington State Convention & Trade Center, Lease Revenue COP, 5.13% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.30%), 7/1/2013	5,812,366
6,675,000		Washington State, UT GO Bonds, (Series A), 5.63% (Original Issue Yield: 5.66%), 7/1/2022	7,116,151
		TOTAL	19,973,794
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Wisconsin--4.4%
$1,000,000		Marinette County, WI, UT GO Refunding Bonds, 6.50% (FGIC INS), 9/1/2018	$1,110,810
1,780,000		Wisconsin Housing & EDA, Housing Revenue Bonds (Series 2002C), 5.35% (MBIA Insurance Corp. INS), 11/1/2022	1,840,965
5,500,000		Wisconsin State HEFA, Refunding Revenue Bonds, 5.75% (Wheaton Franciscan HealthCare)/(Original Issue Yield: 5.96%), 8/15/2025	5,855,245
300,000		Wisconsin State HEFA, Revenue Bonds (Series 2004), 5.50% (Blood Center of Southeastern Wisconsin, Inc.)/(Original Issue Yield: 5.583%), 6/1/2024	314,442
430,000		Wisconsin State HEFA, Revenue Bonds (Series 2004), 5.75% (Blood Center of Southeastern Wisconsin, Inc.)/(Original Issue Yield: 5.82%), 6/1/2034	457,537
2,000,000		Wisconsin State HEFA, Revenue Bonds (Series 2004), 5.75% (Fort Healthcare, Inc.)/(Original Issue Yield: 5.84%), 5/1/2029	2,127,340
1,340,000		Wisconsin State HEFA, Revenue Bonds (Series 2004A), 6.75% (Beaver Dam Community Hospitals, Inc.)/(Original Issue Yield: 6.95%), 8/15/2034	1,449,197
2,650,000		Wisconsin State HEFA, Revenue Bonds (Series 2005), 5.25% (Vernon Memorial Healthcare, Inc.)/(Original Issue Yield: 5.28%), 3/1/2035	2,574,661
2,000,000		Wisconsin State HEFA, Revenue Bonds, 6.00% (SynergyHealth, Inc.)/(Original Issue Yield: 6.10%), 11/15/2023	2,166,000
1,630,000		Wisconsin State HEFA, Revenue Bonds, 6.00% (Agnesian Healthcare, Inc.)/(Original Issue Yield: 6.15%), 7/1/2030	1,707,360
1,250,000		Wisconsin State HEFA, Revenue Bonds, (Series 2006A), 5.13% (Marshfield Clinic, WI), 2/15/2026	1,270,750
500,000		Wisconsin State HEFA, Revenue Bonds, (Series 2006A), 5.38% (Marshfield Clinic, WI), 2/15/2034	517,550
		TOTAL	21,391,857
		Wyoming--0.7%
2,000,000		Sweetwater County, WY, Solid Waste Disposal Refunding Revenue Bonds (Series 2005), 5.60% (FMC Corp.), 12/1/2035	2,073,880
1,000,000		University of Wyoming, University Facilities Improvement Revenue Bonds, 5.50% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.70%), 6/1/2019	1,049,360
		TOTAL	3,123,240
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $447,159,622)	470,738,843
Principal Amount			Value
		SHORT-TERM MUNICIPALS--0.8% [3]
		Alaska--0.4%
$1,700,000		Valdez, AK Marine Terminal, (Series 2003B) Daily VRDNs (BP Pipelines (Alaska) Inc.)/(BP PLC GTD), 3.19%, 4/3/2006	$1,700,000
		California--0.0%
200,000		Metropolitan Water District of Southern California, (Series 2001 B-1) Weekly VRDNs (Dexia Credit Local LIQ), 3.18%, 4/6/2006	200,000
		Massachusetts--0.4%
2,100,000		Commonwealth of Massachusetts, (Series 2000A) Daily VRDNs (Landesbank Baden-Wuerttemberg (GTD) LIQ), 3.18%, 4/3/2006	2,100,000
		TOTAL SHORT-TERM MUNICIPALS (AT COST)	4,000,000
		OTHER--0.3%
1,500,000	[1]	GMAC Municipal Mortgage Trust, Pfd., (Series B-2), 5.50%, 10/31/2040 (IDENTIFIED COST $1,500,000)	1,504,245
		TOTAL MUNICIPAL INVESTMENTS--98.6% (IDENTIFIED COST $452,659,622) [4]	476,243,088
		OTHER ASSETS AND LIABILITIES - NET--1.4%	6,524,268
		TOTAL NET ASSETS--100%	$482,767,356

Securities that are subject to the federal alternative minimum tax (AMT) represent 10.4% of the portfolio as calculated based upon total portfolio market value (percentage is unaudited).

1 Denotes a restricted security, including securities purchased under Rule 144A of the Securities Act of 1933. These securities, all of which have been deemed liquid by criteria approved by the Fund's Board of Directors, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. At March 31, 2006, these securities amounted to $34,470,633 which represents 7.1% of total net assets.

2 Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding short futures contracts.

3 Current rate and next reset date shown for Variable Rate Demand Notes.

4 The cost of investments for federal tax purposes amounts to $452,644,359.

At March 31, 2006, the Fund had the following outstanding futures contracts.

Contracts	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation
[5] U.S. Treasury Note 10 Year Futures	100	$(10,639,063)	June 2006	$129,273

5 Non-income producing security.

Note: The categories of investments are shown as a percentage of total net assets at March 31, 2006.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
COP	--Certificate of Participation
EDA	--Economic Development Authority
EDRBs	--Economic Development Revenue Bonds
FGIC	--Financial Guaranty Insurance Company
FSA	--Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
HDA	--Hospital Development Authority
HEFA	--Health and Education Facilities Authority
HFA	--Housing Finance Authority
HFDC	--Health Facility Development Corporation
IDA	--Industrial Development Authority
IDB	--Industrial Development Bond
IDC	--Industrial Development Corporation
IDRBs	--Industrial Development Revenue Bonds
INS	--Insured
ISD	--Independent School District
LIQ	--Liquidity Agreement
LOC	--Letter of Credit
LT	--Limited Tax
MFH	--Multi-Family Housing
PCFA	--Pollution Control Finance Authority
PCR	--Pollution Control Revenue
PRF	--Prerefunded
PSFG	--Permanent School Fund Guarantee
RITES	--Residual Interest Tax-Exempt Securities
SFM	--Single Family Mortgage
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

March 31, 2006

Assets:
Total investments in securities, at value (identified cost $452,659,622)		$476,243,088
Cash		55,361
Income receivable		7,627,314
Receivable for shares sold		308,732
TOTAL ASSETS		484,234,495
Liabilities:
Payable for shares redeemed	$655,585
Payable for variation margin	7,813
Payable for distribution services fee (Note 5)	30,219
Payable for shareholder services fee (Note 5)	51,199
Payable for transfer and dividend disbursing agent fees and expenses	76,939
Payable for share registration costs	26,590
Income distribution payable	557,340
Accrued expenses	61,454
TOTAL LIABILITIES		1,467,139
Net assets for 45,593,637 shares outstanding		$482,767,356
Net Assets Consist of:
Paid-in capital		$482,979,015
Net unrealized appreciation of investments and futures contracts		23,712,739
Accumulated net realized loss on investments, futures contracts and swap contracts		(24,134,474)
Undistributed net investment income		210,076
TOTAL NET ASSETS		$482,767,356

Statement of Assets and Liabilities-Continued

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($436,025,747 ÷ 41,179,344 shares outstanding),$0.01 par value, 375,000,000 shares authorized	$10.59
Offering price per share (100/95.50 of $10.59) [1]	$11.09
Redemption proceeds per share	$10.59
Class B Shares:
Net asset value per share ($33,002,460 ÷ 3,116,752 shares outstanding),$0.01 par value, 250,000,000 shares authorized	$10.59
Offering price per share	$10.59
Redemption proceeds per share (94.50/100 of $10.59) [1]	$10.01
Class C Shares:
Net asset value per share ($13,739,149 ÷ 1,297,541 shares outstanding),$0.01 par value, 375,000,000 shares authorized	$10.59
Offering price per share (100/99.00 of $10.59) [1]	$10.70
Redemption proceeds per share (99.00/100 of $10.59) [1]	$10.48

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended March 31, 2006

Investment Income:
Interest			$25,815,810
Expenses:
Investment adviser fee (Note 5)		$2,666,513
Administrative personnel and services fee (Note 5)		400,433
Custodian fees		39,493
Transfer and dividend disbursing agent fees and expenses		266,062
Directors'/Trustees' fees		14,418
Auditing fees		16,488
Legal fees		10,395
Portfolio accounting fees		145,404
Distribution services fee--Class B Shares (Note 5)		283,815
Distribution services fee--Class C Shares (Note 5)		106,504
Shareholder services fee--Class A Shares (Note 5)		1,104,014
Shareholder services fee--Class B Shares (Note 5)		94,605
Shareholder services fee--Class C Shares (Note 5)		35,333
Share registration costs		44,718
Printing and postage		21,864
Insurance premiums		9,999
Taxes		31,705
Miscellaneous		17,209
TOTAL EXPENSES		5,308,972
Waivers (Note 5):
Waiver of administrative personnel and services fee	$(18,278)
Waiver of shareholder services fee--Class A Shares	(609,593)
TOTAL WAIVERS		(627,871)
Net expenses			4,681,101
Net investment income			21,134,709
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments			2,600,559
Net realized loss on futures contracts			(13,177)
Net change in unrealized appreciation of investments			(5,027,304)
Net change in unrealized appreciation of futures contracts			45,392
Net realized and unrealized loss on investments and futures contracts			(2,394,530)
Change in net assets resulting from operations			$18,740,179

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended March 31	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$21,134,709	$20,188,213
Net realized gain on investments, futures contracts and swap contracts	2,587,382	4,115,366
Net change in unrealized appreciation/depreciation of investments, futures contracts and swap contracts	(4,981,912)	(12,930,539)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	18,740,179	11,373,040
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(19,896,863)	(18,751,106)
Class B Shares	(1,337,097)	(1,708,036)
Class C Shares	(502,940)	(454,776)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(21,736,900)	(20,913,918)
Share Transactions:
Proceeds from sale of shares	47,759,811	52,823,137
Proceeds from shares issued in connection with the tax-free transfer of assets from North Track Tax-Exempt Fund	30,342,940	--
Net asset value of shares issued to shareholders in payment of distributions declared	14,710,054	13,725,149
Cost of shares redeemed	(86,870,064)	(120,066,251)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	5,942,741	(53,517,965)
Change in net assets	2,946,020	(63,058,843)
Net Assets:
Beginning of period	479,821,336	542,880,179
End of period (including undistributed net investment income of $210,076 and $838,231, respectively)	$482,767,356	$479,821,336

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

March 31, 2006

1. ORGANIZATION

Federated Municipal Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide for its shareholders a high level of current income which is exempt from federal regular income tax. Interest income from the Fund's investments may be subject to the federal alternative minimum tax for individuals and corporations, and state and local taxes.

On April 29, 2005, the Fund received assets from the North Track Tax-Exempt Fund as the result of a tax-free reorganization, as follows:

Shares of the Fund Issued	North Track Tax-Exempt Fund Net Assets Received	Unrealized Appreciation [1]	Net Assets of the Fund Prior to Combination	Net Assets of North Track Tax-Exempt Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
2,817,357	$30,342,940	$2,052,038	$484,680,128	$30,342,940	$515,023,068

1 Unrealized Appreciation is included in the North Track Tax-Exempt Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. The Fund generally values short-term securities according to prices furnished by an independent pricing service, except that short-term securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service for municipal bonds are intended to be indicative of the bid prices currently offered to institutional investors for the securities. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Directors (the "Directors").

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

The Fund may enter into swap contracts. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. When a swap contract is closed, the Fund recognizes a realized gain or loss. The swap contracts entered into by the Fund are on a forward settling basis. For the year ended March 31, 2006, the Fund had no realized gains or losses on swap contracts.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for hedging purposes to reduce its exposure to interest rate fluctuations.

At March 31, 2006, the Fund had no open swap contracts.

Futures Contracts

The Fund periodically may sell bond interest rate futures contracts to manage duration and to potentially reduce transaction costs. Upon entering into a bond interest rate futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended March 31, 2006, the Fund had net realized losses on futures contracts of $13,177.

Futures contracts outstanding at period end, if any, are listed after the Fund's portfolio of investments.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Directors.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Directors, held at March 31, 2006, is as follows:

Security	Acquisition Date	Acquisition Cost
New York City, NY IDA, Liberty Revenue Bonds (Series A), 6.25% (7 World Trade Center LLC), 3/1/2015	3/15/2005	$3,000,000
New York City, NY, RITES (PA-1349), 6.59% (MBIA Insurance Corp. INS), 8/1/2018	2/26/2006	$2,368,740

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended March 31	2006		2005
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	3,900,768	$41,873,753	4,504,466	$48,105,159
Shares issued in connection with tax-free transfer of assets from North Track Tax-Exempt Fund	2,817,357	30,342,940	--	--
Shares issued to shareholders in payment of distributions declared	1,270,156	13,617,199	1,173,538	12,531,413
Shares redeemed	(6,594,934)	(70,647,081)	(9,058,681)	(96,451,841)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,393,347	$15,186,811	(3,380,677)	$(35,815,269)

Year Ended March 31	2006		2005
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	194,525	$2,084,689	272,563	$2,921,341
Shares issued to shareholders in payment of distributions declared	74,273	796,449	85,038	907,758
Shares redeemed	(1,204,513)	(12,920,925)	(1,908,930)	(20,351,677)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(935,715)	$(10,039,787)	(1,551,329)	$(16,522,578)

Year Ended March 31	2006		2005
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	353,665	$3,801,369	166,960	$1,796,637
Shares issued to shareholders in payment of distributions declared	27,648	296,406	26,786	285,978
Shares redeemed	(308,353)	(3,302,058)	(306,180)	(3,262,733)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	72,960	$795,717	(112,434)	$(1,180,118)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	530,592	$5,942,741	(5,044,440)	$(53,517,965)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for discount accretion/premium amortization on debt securities, pass-thru income earned on partnership securities, and capital loss carryforwards acquired in a merger.

For the year ended March 31, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$2,469,963	$(25,964)	$(2,443,999)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended March 31, 2006 and 2005, was as follows:

	2006	2005
Tax-exempt income	$21,736,900	$20,913,918

As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$ 767,413
Net unrealized appreciation	$23,598,729
Capital loss carryforward	$24,020,462

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is due in part to the differing treatments for discount accretion/premium amortization on debt securities, and the mark-to-market of open futures contracts for federal income tax purposes.

At March 31, 2006, the cost of investments for federal tax purposes was $452,644,359. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation from futures contracts was $23,598,729. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $24,266,173 and net unrealized depreciation from investments for those securities having an excess of cost over value of $667,444.

At March 31, 2006, the Fund had a capital loss carryforward of $24,020,462 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2007	$ 1,560,381
2008	$21,809,366
2009	$ 650,715

As a result of the tax-free transfer of assets from North Track Tax-Exempt Fund, certain capital loss carryforwards listed above may be limited.

The Fund used capital loss carryforwards of $2,633,912 to offset taxable capital gains realized during the year ended March 31, 2006.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to: (a) 0.30% of the average daily net assets of the Fund; and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended March 31, 2006, the net fee paid to FAS was 0.076% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended March 31, 2006, FSC retained $29,894 of fees paid by the Fund.

Sales Charges

For the year ended March 31, 2006, FSC retained $15,737 in sales charges from the sale of Class A Shares and $153 from the sale of Class C Shares. FSC also retained $1,449 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended March 31, 2006, FSSC voluntarily waived $609,593 of its fee. For the year ended March 31, 2006, FSSC retained $47,045 of fees paid by the Fund.

Interfund Transactions

During the year ended March 31, 2006, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $124,340,000 and $121,180,000, respectively.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended March 31, 2006 were as follows:

Purchases	$120,754,435
Sales	$149,185,120

7. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

8. FEDERAL TAX INFORMATION (UNAUDITED)

At March 31, 2006, 100% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF FEDERATED MUNICIPAL SECURITIES FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Federated Municipal Securities Fund, Inc. (the "Fund"), including the portfolio of investments, as of March 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Municipal Securities Fund, Inc. at March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
May 10, 2006

Board of Directors and Fund Officers

The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: September 1976	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: December 1986	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd. (Investment advisory subsidiary of Federated) and Passport Research II, Ltd. (Investment advisory subsidiary of Federated)Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: August 1987	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL DIRECTOR Began serving: August 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: July 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: August 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: July 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University Executive Vice President, DVC Group, Inc.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA CHAIRMAN AND DIRECTOR Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: February 1984	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.
s
James F. Will Birth Date: October 12, 1938 Saint Vincent College, Latrobe, PA DIRECTOR Began serving: April 2006	Principal Occupations : Vice Chancellor and President, Saint Vincent College.

Other Directorships Held : Alleghany Corporation.

Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of tax-exempt, fixed-income products in 2004 and is a Vice President of the Fund. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1976	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: January 2006	Principal Occupations : Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.; Senior Vice President and Controller of Federated Investors, Inc.

Previous Positions : Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: January 1985	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: May 2004	J. Scott Albrecht has been the Fund's Portfolio Manager since May 1996. He is Vice President of the Fund. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and a Senior Vice President of the Fund's Adviser since 2005. He was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's management philosophy, personnel, processes, and investment and operating strategies; long term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charge.

In its decision to appoint or renew the Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives substantial and detailed information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. For the past year, the Board concluded that the nature, quality and scope of services provided the fund by the Adviser and its affiliates was satisfactory.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract.

For the periods ending December 31, 2004, the Fund's performance for both the one and three year periods were above the median of the relevant peer group. During the year ending December 31, 2004, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the costs incurred and the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. In addition, the availability of the exchange privilege among funds in the Federated family makes consideration of the overall cost and profitability of Federated more relevant than that of individual funds. Based upon this review, the Board is satisfied that the costs incurred in, as well as the profitability realized from, managing the Fund and the other Federated Funds are appropriate. Although the Board is always interested in discovering any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies. As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies On Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Municipal Securities Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313913105
Cusip 313913204
Cusip 313913303

8042830 (5/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

Item 2.     Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the registrant's Principal Financial Officer also serves as the Principal
Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

Item 3.     Audit Committee Financial Expert

The registrant's Board has determined that each member of the Board's Audit
Committee is an "audit committee financial expert," and that each such member is "independent," for purposes of this Item.  The Audit Committee consists of the following Board members:  Thomas G. Bigley, John T. Conroy,
Jr., Nicholas P. Constantakis and Charles F. Mansfield, Jr.

Item 4.     Principal Accountant Fees and Services

            (a) Audit Fees billed to the registrant for the two most recent fiscal years:

                        Fiscal year ended 2006 - $20,895

                        Fiscal year ended 2005 - $16,972

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $81

                  Fiscal year ended 2005 - $0

                  Transfer agent testing.

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $1,509 and $127,713
      respectively. Fiscal year ended 2006 - Sarbanes Oxley sec. 302 procedures.
      Fiscal year ended 2005- Sarbanes Oxley sec. 302 procedures and fees for review of N-14 merger documents.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $0

                  Fiscal year ended 2005 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $0

                  Fiscal year ended 2005 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

            Certain services have the general pre-approval of the Audit
Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The
Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman. The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the
Audit Committee.

AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)   The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues
                  paid by the registrant, the registrant's adviser (not
                  including any sub-adviser whose role is primarily
                  portfolio management and is subcontracted with or
                  overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with
                  the investment adviser that provides ongoing services to
                  the registrant to its accountant during the fiscal year
                  in which the services are provided;
(2)   Such services were not recognized by the registrant, the registrant's adviser (not including any sub-adviser whose role is
                  primarily portfolio management and is subcontracted with
                  or overseen by another investment adviser), and any
                  entity controlling, controlled by, or under common
                  control with the investment adviser that provides ongoing
                  services to the registrant  at the time of the engagement
                  to be non-audit services; and
(3)               Such services are promptly brought to the attention of the
                  Audit Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit
Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal
Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C)
of Rule 2-01 of Regulation S-X:

            4(b)

            Fiscal year ended 2006 - 0%

            Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(c)

            Fiscal year ended 2006 - 0%

            Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(d)

            Fiscal year ended 2006 - 0%

            Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
            Fiscal year ended 2006 - $76,768

            Fiscal year ended 2005 - $192,388

(h) The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5.     Audit Committee of Listed Registrants

            Not Applicable

Item 6.     Schedule of Investments

            Not Applicable

Item 7.     Disclosure of Proxy Voting Policies and Procedures for
            Closed-End Management Investment Companies

            Not Applicable

Item 8.     Portfolio Managers of Closed-End Management Investment
            Companies

            Not Applicable

Item 9.     Purchases of Equity Securities by Closed-End Management
            Investment Company and Affiliated Purchasers

            Not Applicable

Item 10.    Submission of Matters to a Vote of Security Holders

            Not Applicable

Item 11.    Controls and Procedures

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  Federated Municipal Securities Fund, Inc.

By          /s/ Richard A. Novak
            Richard A. Novak, Principal Financial Officer
                            (insert name and title)

Date        May 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By          /s/ J. Christopher Donahue
            J. Christopher Donahue, Principal Executive Officer

Date        May 22, 2006

By          /s/ Richard A. Novak
            Richard A. Novak, Principal Financial Officer

Date        May 22, 2006